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Filed Pursuant to 497(h)
Registration File Nos. 333-121998
and 333-123637

PROSPECTUS

16,600,000 Shares

The Gabelli Global Gold, Natural Resources & Income Trust

Common Shares of Beneficial Interest
$20.00 per share

Investment Objective.     The Gabelli Global Gold, Natural Resources & Income Trust, or the “Fund,” is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s objectives will be achieved.

Investment Adviser.     Gabelli Funds, LLC serves as “Investment Adviser” to the Fund. See “Management of the Fund.”

Investment Policies and Strategy.     Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities. In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers. The Fund may invest in the securities of companies located anywhere in the world. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. When the Fund sells a covered call option, it receives income in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. See “Investment Objective and Policies.”

No Prior History.      The Fund’s shares have no history of public trading. Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in an initial public offering. The common shares have been approved for listing on the American Stock Exchange (“Amex”), under the symbol “GGN,” subject to notice of issuance.

Investing in the Fund’s shares involves risks. See “Risk Factors and Special Considerations” on page 22 for factors that should be considered before investing in the common shares of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)

Public Offering Price	$20.00	$332,000,000
Sales Load (2)	$0.90	$14,940,000
Estimated offering expenses (3)	$0.04	$664,000
Proceeds to the Fund (after expenses)	$19.06	$316,396,000

(1)
The Fund has granted the Underwriters an option to purchase up to 2,490,000 additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $381,800,000, $17,181,000, $763,600 and $363,855,400, respectively. See “Underwriting.”

(2)
Gabelli Funds, LLC has agreed to pay a structuring fee to Citigroup Global Markets Inc. In addition, Gabelli Funds, LLC has agreed to pay certain additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. The total amount of this compensation plus the amounts paid by the Fund for payment of certain expenses of counsel will not exceed 4.50% of the total price to the public of the common shares sold in this offering. See “Underwriting.”

(3)
The Fund will pay offering expenses of the Fund (other than the sales load) up to an aggregate of $0.04 per share of the Fund’s common shares. This $0.04 per common share amount includes the $0.005 per share partial reimbursement of expenses to the underwriters. Gabelli Funds, LLC has agreed to pay such offering expenses of the Fund to the extent those expenses exceed $0.04 per share of the Fund’s common shares.

The Underwriters expect to deliver the common shares to purchasers on or about March 31, 2005.

Citigroup		Merrill Lynch & Co.
A.G. Edwards		Gabelli & Company, Inc.
Advest, Inc.		Ferris, Baker Watts Incorporated
J.J.B. Hilliard, W.L. Lyons		Janney Montgomery Scott LLC
Legg Mason Wood Walker Incorporated		RBC Capital Markets
Stifel, Nicolaus & Company Incorporated	Wedbush Morgan Securities Inc.	Wells Fargo Securities

March 29, 2005

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You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated March 29, 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 47 of this prospectus, by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus.

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Until April 23, 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this prospectus and the Statement of Additional Information, dated March 29, 2005 (the “SAI”).

The Fund
The Gabelli Global Gold, Natural Resources & Income Trust is a newly organized, closed-end, non-diversified management investment company organized under the laws of the State of Delaware. Throughout this prospectus, we refer to The Gabelli Global Gold, Natural Resources & Income Trust as the “Fund” or as “we.” See “The Fund.”

The Offering
The Fund is offering common shares of beneficial interest at an initial offering price of $20.00 per share through a group of underwriters (the “Underwriters”) led by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Gabelli & Company, Inc., Advest, Inc., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated, RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated, Wedbush Morgan Securities Inc., and Wells Fargo Securities, LLC. The common shares of beneficial interest are called “common shares” in the rest of this prospectus. You must purchase at least 100 common shares ($2,000) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to 2,490,000 additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover orders in excess of 16,600,000 common shares. The Investment Adviser has agreed to pay offering expenses (other than the sales load) that exceed $0.04 per common share. See “Underwriting.”

Investment Objective and Policies
The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective.

Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities (“Gold Companies”). In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world. The Fund anticipates that application of its investment policies and strategy currently would cause it to invest in issuers located in eight countries globally, including the U.S. Under normal market

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conditions, the Fund will invest in the securities of issuers in at least three different countries, including the U.S.

Principally engaged, as used in this prospectus, means a company that derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to the indicated businesses. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities. Other Fund investments may include investment companies, including exchange-traded funds, securities of issuers subject to reorganization, derivative instruments, debt (including obligations of the U.S. Government) and money market instruments. As part of its investment strategy, the Fund intends to earn income through an option strategy which will normally consist of writing (selling) call options on equity securities in its portfolio (“covered calls”), but may, in amounts up to 15% of the Fund’s assets, consist of writing uncovered call options on indices comprised of Gold Companies or Natural Resources Companies or exchange traded funds comprised of such issuers and put options on securities in its portfolio. When the Fund sells a call option, it receives income in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. When the Fund sells a put option, it receives income in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option. See “Investment Objective and Policies.”

The Fund is not intended for those who wish to exploit short-term swings in the stock market.

The Investment Adviser’s investment philosophy with respect to selecting investments in the gold industry and the natural resources industries is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow, and commodity hedging exposure. In addition, in making stock selections, the Investment Adviser looks for securities that it believes may have a superior yield as well as capital gains potential and that allow the Fund to earn income from writing covered calls on such stocks.

Use of Leverage
The Fund does not currently anticipate using leverage or issuing preferred shares. The Fund may engage in investment management techniques which will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques.

Dividends and Distributions
Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and realized short-term capital gains) to common shareholders. The Fund also intends to make annual distributions

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of its realized capital gains (which is the excess of net long-term capital gains over net short-term capital losses). The Fund’s Board of Trustees expects to cause the Fund to declare the initial monthly dividend on the Fund’s common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend within approximately 90 days after completion of this offering. Various factors will affect the level of the Fund’s income, such as its asset mix, and use of covered call strategies. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund’s distribution policy may be changed by the Board of Trustees at any time and the Fund’s income will fluctuate, there can be no assurance that the Fund will pay dividends or distributions at a particular rate. See “Dividends and Distributions.”

Investment company taxable income (including dividend income) and capital gain distributions paid by the Fund will be automatically reinvested in additional shares of the Fund unless a shareholder elects to receive cash or the shareholder’s broker does not provide reinvestment services. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

Use of Proceeds	The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objective and policies. See “Use of Proceeds.”

Listing of the Common Shares	The common shares have been approved for listing on the Amex, subject to notice of issuance, under the trading or “ticker” symbol “GGN.” See “Description of the Shares.”

Market Price of Shares
Common shares of closed-end investment companies often trade at prices lower than their net asset value. Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See “Use of Proceeds.”

In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. See “Risk Factors and Special Considerations,” “Description of the Shares” and “Repurchase of Common Shares.”

The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

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Risk Factors and Special Considerations	Risk is inherent in all investing. Therefore, before investing in common shares you should consider the risks carefully.

Industry Risks.     The Fund’s investments will be concentrated in each of the gold industry and in the natural resources industries. Because the Fund is concentrated in these industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the gold or natural resources industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries.

Under normal market conditions the Fund will invest at least 25% of its assets in equity securities of Gold Companies. Equity securities of Gold Companies may experience greater volatility than companies not involved in the gold industry. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold. The Investment Adviser’s judgments about trends in the prices of securities of Gold Companies may prove to be incorrect. It is possible that the performance of securities of Gold Companies may lag the performance of other industries or the broader market as a whole.

Under normal market conditions the Fund will invest at least 25% of its assets in equity securities of Natural Resources Companies. A downturn in the indicated natural resources industries would have a larger impact on the Fund than on an investment company that does not invest significantly in such industries. Such industries can be significantly affected by supply and demand for the indicated commodities and related services, exploration and production spending, government regulations, world events and economic conditions. The oil, paper, food and agriculture, forestry products, metals and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations. The stock prices of Natural Resources Companies may also experience greater price volatility than other types of common stocks. Securities issued by Natural Resources Companies are sensitive to changes in the prices of, and in supply and demand for, the indicated commodities. The value of securities issued by Natural Resources Companies may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Investment Adviser’s judgments about trends in the prices of these

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securities and commodities may prove to be incorrect. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole. See “Risk Factors and Special Considerations — Industry Risks.”

Supply and Demand Risk.     A decrease in the production of, or exploitation of, gold, gas, oil, paper, food and agriculture, forestry products, metals or minerals or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of the Fund’s investments. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Sustained declines in demand for the indicated commodities could also adversely affect the financial performance of Gold and Natural Resources Companies over the long-term. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.     Many Gold and Natural Resources Companies are either engaged in the production or exploitation of the particular commodities or are engaged in transporting, storing, distributing and processing such commodities. To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Gold and Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

Regulatory Risk.     Gold Companies and Natural Resources Companies may be subject to extensive government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and in some cases the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the

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financial performance of Gold Companies and Natural Resources Companies.

Commodity Pricing Risk.     The operations and financial performance of Gold and Natural Resources Companies may be directly affected by the prices of the indicated commodities, especially those Gold and Natural Resources Companies for whom the commodities they own are significant assets. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, levels of domestic production, impact of governmental regulation and taxation, the availability of transportation systems and, in the case of oil and gas companies in particular, conservation measures and the impact of weather. Volatility of commodity prices which may lead to a reduction in production or supply, may also negatively affect the performance of Gold and Natural Resources Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Gold and Natural Resources Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Risks Associated with Covered Calls and Other Option Transactions.     There are several risks associated with writing covered calls and entering into other types of option transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, resulting in a given transaction not achieving its objectives. In addition, a decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities may not be adequate to handle current trading volume; or (vi) the relevant exchange could discontinue the trading of options. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-

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traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. See “Risk Factors and Special Considerations — Risks Associated with Covered Calls and Other Option Transactions.”

Limitation on Covered Call Writing Risk.     The number of covered call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s covered call options and other options transactions will be subject to limitations established by the exchanges on which such options are traded. As a result, the number of covered call options which the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser. See “Risk Factors and Special Considerations — Risks Associated with Covered Calls and Other Option Transactions — Limitation on Covered Call Writing Risk.”

Equity Risk.     Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions. See “Risk Factors and Special Considerations — Equity Risk.”

Foreign Securities Risk.     Because many of the world’s Gold Companies and Natural Resources Companies are located outside of the United States, the Fund may have a significant portion of its investments in securities that are traded primarily in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the U.S. Therefore, the prices of Foreign Securities may be more volatile. In addition, with respect to these securities, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities. See “Risk Factors and Special Considerations — Foreign Securities Risk.”

Emerging Markets Risk. The Fund anticipates that it may invest up to 20% of its assets in securities of issuers located or having significant operations in “emerging markets.” An “emerging

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market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Foreign Currency Risk.     The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the U.S. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies and the risk of currency devaluations. Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency

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denominated investments. See “Risk Factors and Special Considerations — Foreign Currency Risk.”

Market Discount Risk.      Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses) and stability, net asset value, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount from their net asset value and the Fund’s shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See “Risk Factors and Special Considerations — Market Discount Risk.”

Common Stock Risk.      Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock is structurally subordinated as to income and residual value to preferred stock and debt in a company’s capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. While common stock has historically generated higher average returns over long measurement periods than fixed income securities, common stock has also experienced significantly more volatility in those returns. See “Risk Factors and Special Considerations — Common Stock Risk.”

Convertible Securities Risk.     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect. See “Risk Factors and Special Considerations — Convertible Securities Risk.”

Income Risk.     The income shareholders receive from the Fund is expected to be based primarily on income the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments. If the Fund’s covered call strategy fails to generate sufficient income or the

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distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from the Fund could decline. See “Risk Factors and Special Considerations — Income Risk.”

Distribution Risk for Equity Income Portfolio Securities.     The Fund intends to invest in the shares of issuers that pay dividends or other distributions. Such dividends or other distributions are not guaranteed and an issuer may forgo paying dividends or other distributions at any time and for any reason. See “Risk Factors and Special Considerations — Distribution Risk for Equity Income Portfolio Securities.”

Special Risks Related to Preferred Securities.     Special risks associated with investing in preferred securities include deferral of distributions or dividend payments, in some cases the right of an issuer never to pay missed dividends, subordination to debt and other liabilities, illiquidity, limited voting rights and redemption by the issuer. Because the Fund has no limit on its investment in non-cumulative preferred securities, the amount of dividends the Fund pays may be adversely affected if an issuer of a non-cumulative preferred stock held by the Fund determines not to pay dividends on such stock. There is no assurance that dividends or distributions on preferred stock in which the Fund invests will be declared or otherwise made payable. See “Risk Factors and Special Considerations — Special Risks Related to Preferred Securities.”

Interest Rate Risk.     Rising interest rates generally adversely affect the financial performance of Natural Resources Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. See “Risk Factors and Special Considerations — Interest Rate Risk.”

Inflation Risk.     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders. See “Risk Factors and Special Considerations — Inflation Risk.”

Illiquid Investments. Although the Fund expects that its portfolio will primarily be comprised of liquid securities, the Fund

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anticipates that it may invest up to 15% of its assets in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale. See “Risk Factors and Special Considerations — Illiquid Investments.”

Investment Companies.     The Fund anticipates that it may invest up to 10% of its assets in the securities of other investment companies, including exchange traded funds. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund’s common shares will be in effect subject to duplicative investment expenses. See “Risk Factors and Special Considerations — Investment Companies.”

Special Risks of Derivative Transactions.     The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See “Risk Factors and Special Considerations — Special Risks of Derivative Transactions.”

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Lower Grade Securities.     The Fund anticipates that it may invest up to 10% of its assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by Standard & Poor’s Ratings Services (“S&P”) or “Caa” by Moody’s Investors Service, Inc. (“Moody’s”), or non-rated securities of comparable quality. These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. See “Risk Factors and Special Considerations — Lower Grade Securities.”

Dependence on Key Personnel.     The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli. If the Investment Adviser were to lose the services of Mr. Gabelli, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations — Dependence on Key Personnel.”

Long-Term Objective; Not a Complete Investment Program.     The Fund is intended for investors seeking a high level of current income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations — Long-term Objective; Not a Complete Investment Program.”

No Operating History.     The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history and no prior history of public trading. See “Risk Factors and Special Considerations — No Operating History.”

Management Risk.     The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations — Management Risk.”

Non-Diversified Status.     As a non-diversified investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. See “Risk Factors and Special Considerations — Non-Diversified Status.”

Current Developments.     As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath

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and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares. See “Risk Factors and Special Considerations — Current Developments.”

Anti-takeover Provisions.     The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Risk Factors and Special Considerations — Anti-takeover Provisions” and “Anti-takeover Provisions of the Fund’s Governing Documents.”

Management and Fees
Gabelli Funds, LLC serves as the Fund’s Investment Adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund’s average weekly net assets. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator. See “Management of the Fund.”

The Securities and Exchange Commission (the “SEC”), the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests and subpoenas from the New York Attorney General and the SEC in connection with these inquiries. The Investment Adviser and its affiliates have been complying with these requests and have implemented additional compliance policies and procedures in response to recent industry initiatives and their internal reviews of their mutual fund practices in a variety of areas. For further details, see “Management of the Fund — Regulatory Matters.”

Repurchase of Common Shares and Anti-takeover Provisions

The Fund’s Board of Trustees has authorized the Fund to repurchase its common shares in the open market when the common shares are trading at a discount of 7.5% or more from net asset value (or such other percentage as the Board of Trustees may determine from time to time). Such repurchases are subject to certain notice and other requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). See “Repurchase of Common Shares.”

Certain provisions of the Fund’s Agreement and Declaration of Trust and By-Laws (collectively, the “Governing Documents”) may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of three classes of Trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund are necessary to authorize the

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conversion of the Fund from a closed-end to an open-end investment company or to authorize certain transactions between the Fund and a beneficial owner of more than 5% of any class of the Fund’s capital stock. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. See “Anti-takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent and Dividend Disbursing Agent

Mellon Trust of New England, NA (“Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

American Stock Transfer & Trust Company (“American Stock Transfer”), located at 59 Maiden Lane, New York, New York 10038, serves as the Fund’s distribution disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar with respect to the common shares of the Fund.

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SUMMARY OF FUND EXPENSES

The following table shows The Gabelli Global Gold, Natural Resources & Income Trust, or the “Fund,” expenses as a percentage of net assets attributable to common shares. Because the Fund has no operating history, the following tables are based on the assumption that the Fund has issued 16,600,000 common shares.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)*	0.20%
Dividend Reinvestment Plan Fees	None **

Percentage of Net Assets Attributable to Common Shares

Annual Expenses
Management Fees	1.00%
Other Expenses	0.20%

Total Annual Expenses	1.20%

*
Gabelli Funds, LLC, the Fund’s Investment Adviser, has agreed to pay the amount of the Fund’s offering expenses (other than the sales load) that exceed $0.04 per share of common stock (0.20% of the offering price).

**	You will be charged a $1.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues 16,600,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase.

The following example illustrates the expenses (including the sales load of $45 and estimated expenses of this offering of $2) that an investor would pay on a $1,000 investment in common shares, assuming (1) net annual expenses of 1.20% of net assets attributable to common shares and (2) a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$59	$83	$110	$186

*
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The net proceeds of the offering are estimated at approximately $316,396,000 ($363,855,400 if the Underwriters exercise the overallotment option in full), after deduction of the sales load and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.

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THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on January 4, 2005, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at One Corporate Center, Rye, New York, 10580-1422 and its telephone number is (800) 422-3554.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities. In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers. The Fund may invest in the securities of companies located anywhere in the world. The Fund anticipates that application of its investment policies and strategy currently would cause it to invest in issuers located in eight countries globally, including the U.S. Under normal market conditions, the Fund will invest in the securities of issuers in at least three different countries, including the U.S. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities. Other Fund investments may include investment companies, securities of issuers subject to reorganization or other risk arbitrage investments, certain derivative instruments, debt (including obligations of the U.S. Government) and money market instruments.

As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. When the Fund sells a covered call option, it receives income in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

•	the industry of the issuer of a security;

•	the ability of the Fund to earn income from writing covered call options on such securities;

•	the interest or dividend income generated by the securities;

•	the potential for capital appreciation of the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the number and size of investments of the portfolio as to issuers.

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The Investment Adviser’s investment philosophy with respect to selecting investments in the gold industry and the natural resources industries is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow, and commodity hedging exposure. In addition, in making stock selections, the Investment Adviser looks for securities that it believes may have a superior yield as well as capital gains potential.

Certain Investment Practices

Gold Industry Concentration.     Under normal market conditions the Fund will invest at least 25% of its assets in the equity securities of Gold Companies. “Gold Companies” are those that are principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold, or the financing, managing, controlling or operating of companies engaged in “gold-related” activities. The Fund’s investments in Gold Companies will generally be in the common equity of Gold Companies, but the Fund may also invest in preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

In selecting investments in Gold Companies for the Fund, the Investment Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management and ability to create shareholder wealth. Because most of the world’s gold production is outside of the United States, the Fund may have a significant portion of its investments in Gold Companies in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Investment Adviser’s judgment. Among other things, the Investment Adviser will consider the economic stability and economic outlook of these countries and regions. See “Risk Factors and Special Considerations — Industry Risks.”

Natural Resources Industries Concentration.     Under normal market conditions, the Fund will invest at least 25% of its assets in equity securities of Natural Resources Companies. “Natural Resources Companies” are those that are principally engaged in the exploration, production or distribution of energy or natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers.

Principally engaged, as used in this prospectus, means a company that derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to gold or natural resources related activities, as the case may be.

Covered Calls and Other Option Transactions.     The Fund intends to earn income through an option strategy which will normally consist of writing (selling) call options on equity securities in its portfolio (“covered calls”), but may, in amounts up to 15% of the Fund’s assets, consist of writing uncovered call options on indices comprised of Gold Companies or Natural Resources Companies or exchange traded funds comprised of such issuers and put options on securities in its portfolio. A covered call is the selling of an option contract to purchase an underlying security that the Fund owns. When the Fund sells a call option, it receives income in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. When the Fund sells a put option, it receives income in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option.

If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing

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purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing and purchasing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Foreign Securities.     Because many of the world’s Gold Companies and Natural Resources Companies are located outside of the U.S., the Fund may have a significant portion of its investments in securities of foreign issuers, which are generally denominated in foreign currencies. See “Risk Factors and Special Considerations — Foreign Securities Risk.”

The Fund may also purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

Emerging Markets.     The Fund anticipates that it may invest up to 20% of its assets in securities of emerging market issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Registered Investment Companies.     The Fund anticipates that it may invest up to 10% of its assets in registered investment companies in accordance with the 1940 Act, to the extent consistent with the Fund’s investment objective, including exchange traded funds that concentrate in investments in the gold or natural resources industries. The 1940 Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies.

Illiquid Investments.     The Fund anticipates that it may invest up to 15% of its net assets in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act, 144A securities, written over-the-counter options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for

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withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Trustees of the Fund (the “Board of Trustees,” each member of the Board of Trustees individually a “Trustee”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be more difficult to sell illiquid securities at an attractive price until such time as such securities may be sold publicly. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Income Securities.     The Fund expects to invest in other equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to stockholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

In addition, the Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. Although the Fund may invest in all types of obligations of agencies and instrumentalities of the U.S. government, the Fund currently intends to invest only in obligations of government sponsored instrumentalities that are supported by the “full faith and credit” of the U.S. government.

When Issued, Delayed Delivery Securities and Forward Commitments.     The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

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Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales.     The Fund may make short sales as a form of hedging to offset potential declines in long positions in the same or similar securities, including short sales against the box. The short sale of a security is considered a speculative investment technique. At the time of the sale, the Fund will own, or have the immediate and unconditional right to acquire at no additional cost, identical or similar securities or establish a hedge against a security of the same issuer which may involve additional cost, such as an “in the money” warrant.

Short sales “against the box” are subject to special tax rules, one of the effects of which may be to accelerate the recognition of income by the Fund. Other than with respect to short sales against the box, the Fund will limit short sales of securities to not more than 5% of the Fund’s assets. When the Fund makes a short sale, it must deliver the security to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale.

Repurchase Agreements.     Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Convertible Securities.     A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. See “Risk Factors and Special Considerations — Convertible Securities Risk.”

Lower Grade Securities.     The Fund anticipates that it may invest up to 10% of its net assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by Standard & Poor’s Ratings Services (“S&P”) or “Caa” by Moody’s Investors Service, Inc. (“Moody’s”), or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds.”

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower grade securities and comparable

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unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

As part of its investments in lower grade securities, the Fund may invest without limit in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including lower grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest

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thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

Use of Leverage.     The Fund does not currently anticipate using leverage or issuing preferred shares. The Fund may engage in investment management techniques which will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques.

Temporary Defensive Investments.     Although under normal market conditions the Fund intends to invest at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See “Investment Restrictions” in the SAI. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objective during temporary defensive periods.

Portfolio Turnover.     The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, is expected to result in portfolio turnover that is higher than that of other investment companies, and is expected to be higher than 100%.

Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

Industry Risks

Industry Risks.     The Fund’s investments will be concentrated in each of the gold and natural resources industries. Because the Fund is concentrated in these industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the gold or natural resources industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries.

Under normal market conditions the Fund will invest at least 25% of its assets in equity securities of Gold Companies. Equity securities of Gold Companies may experience greater volatility than companies not involved in the gold industry. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of

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various governments and government restrictions on private ownership of gold. In times of significant inflation or great economic uncertainty, Gold Companies have historically outperformed securities markets generally. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and the prices of equity securities of Gold Companies may be adversely affected, which could in turn affect the Fund’s returns. Some Gold Companies hedge, to varying degrees, their exposure to declines in the price of gold. Such hedging limits a Gold Company’s ability to benefit from future rises in the price of gold. The Investment Adviser’s judgments about trends in the prices of securities of Gold Companies may prove to be incorrect. It is possible that the performance of securities of Gold Companies may lag the performance of other industries or the broader market as a whole.

Under normal market conditions, the Fund will invest at least 25% of its assets in equity securities of Natural Resources Companies. A downturn in the indicated natural resources industries would have a larger impact on the Fund than on an investment company that does not invest significantly in such industries. Such industries can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulation, world events and economic conditions. The oil, gas, paper, food and agriculture, forestry products, metals and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations. The stock prices of Natural Resources Companies may also experience greater price volatility than other types of common stocks. Securities issued by Natural Resources Companies are sensitive to changes in the prices of, and in supply and demand for, the indicated commodities. The value of securities issued by Natural Resources Companies may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Investment Adviser’s judgments about trends in the prices of these securities and commodities may prove to be incorrect. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole.

Supply and Demand Risk.     A decrease in the production of or exploitation of, gold, gas, oil, paper, food and agriculture, forestry products, metals or minerals or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of the Fund’s investments. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Sustained declines in demand for the indicated commodities could also adversely affect the financial performance of Gold and Natural Resources Companies over the long-term. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.     Many Gold and Natural Resources Companies are either engaged in the production or exploitation of the particular commodities or are engaged in transporting, storing, distributing and processing such commodities. To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Gold and Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

Regulatory Risk.     Gold Companies and Natural Resources Companies may be subject to extensive government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and in some cases the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations

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or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of Gold Companies and Natural Resources Companies.

Commodity Pricing Risk.     The operations and financial performance of Gold and Natural Resources Companies may be directly affected by the prices of the indicated commodities, especially those Gold and Natural Resources Companies for whom the commodities they own are significant assets. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, levels of domestic production, impact of governmental regulation and taxation, the availability of transportation systems and, in the case of oil and gas companies in particular, conservation measures and the impact of weather. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively affect the performance of Gold and Natural Resources Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Gold and Natural Resources Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Risks Associated with Covered Calls and Other Option Transactions

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline, although such loss would be offset in part by the option premium received. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out a covered call position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A

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reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Limitation on Covered Call Writing Risk.     The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of covered call options which the Fund may write may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Equity Risk

Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distribution.

Foreign Securities Risk

Because many of the world’s Gold Companies and Natural Resources Companies are located outside of the U.S., the Fund may have a significant portion of its investments in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign Securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign Securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

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Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund also may purchase sponsored ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk

The Fund anticipates that it may invest up to 20% of its assets in securities of issuers located or having significant operations in “emerging markets.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Foreign Currency Risk

The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the U.S. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector

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entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

Market Discount Risk

Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Common Stock Risk

Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Income Risk

The income shareholders receive from the Fund is expected to be based primarily on income the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments. If the Fund’s covered call strategy fails to generate sufficient income or the distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from the Fund could decline.

Distribution Risk for Equity Income Portfolio Securities

In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt

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and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Special Risks Related to Preferred Securities

There are special risks associated with investing in preferred securities, including:

Deferral.     Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security on which distributions are being deferred by the issuer, the Fund may be required to report income for tax purposes although it has not yet received such deferred distributions.

Non-Cumulative Dividends.     Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination.     Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

Liquidity.     Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.     Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of Trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights.     In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Interest Rate Risk

Rising interest rates generally adversely affect the financial performance of Natural Resources Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred stock and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares

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and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Illiquid Investments

Although the Fund expects that its portfolio will primarily be comprised of liquid securities, the Fund anticipates that it may invest up to 15% of its assets in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Unregistered and illiquid securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Investment Companies

The Fund anticipates that it may invest up to 10% of its assets in the securities of other investment companies, including exchange traded funds, to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common shares will be in effect subject to duplicative investment expenses.

Special Risks of Derivative Transactions

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•
the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time

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due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Forward Currency Exchange Contracts.     There is no independent limit on the Fund’s ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk.     The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

For a further description of such derivative investments, see “Investment Objective and Policies — Additional Investment Policies” in the SAI.

Lower Grade Securities

The Fund anticipates that it may invest up to 10% of its assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies or unrated securities of comparable quality. These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	greater credit risk and risk of default;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative, subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

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Dependence on Key Personnel

The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli. If the Investment Adviser were to lose the services of Mr. Gabelli, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Long-term Objective; Not a Complete Investment Program

The Fund is intended for investors seeking a high level of current income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history and no prior history of public trading.

Management Risk

The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Current Developments

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Anti-takeover Provisions

The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-takeover Provisions of the Fund’s Governing Documents.”

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares and preferred shares, if any,

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voting together as a single class. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue preferred shares in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on its preferred shares.

MANAGEMENT OF THE FUND

General

The Fund’s Board of Trustees (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund’s average weekly net assets.

The Investment Adviser

Gabelli Funds, LLC acts as the Fund’s Investment Adviser pursuant to an Investment Advisory Agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2004, the Investment Adviser acted as registered investment adviser to 27 management investment companies with aggregate net assets of $12.9 billion. The Investment Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $28.7 billion as of December 31, 2004. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.6 billion under management as of December 31, 2004. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer’s Funds (money market funds) and separate accounts having aggregate assets of approximately $900 million under management as of December 31, 2004. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Westwood Funds having aggregate assets of approximately $400 million under management as of December 31, 2004.

The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the

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Independent Registered Public Accounting Firm’s services, stock exchange listing fees, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and distribution disbursing agent, SEC fees, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of the Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Management

As Chairman and Chief Executive Officer of Gabelli Asset Management Inc., Mr. Gabelli ultimately has oversight over the investment professionals responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman and Chief Executive Officer of Gabelli Asset Management Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer—Value Products for the Investment Adviser and GAMCO Investors, Inc., an affiliate of the Adviser that provides investment advisory services to high net worth individuals and institutions. Mr. Gabelli serves as Portfolio Manager for several funds in the Gabelli fund family and is a director of most of the funds in the family. Mr. Gabelli is also Chairman and Chief Executive Officer of GGCP, Inc., a private company owning the majority of the shares of Gabelli Asset Management Inc., and Lynch Interactive Corporation, a multimedia and communications services company.

Caesar M.P. Bryan serves as a Co-Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Gold Companies portion of the Fund’s portfolio. Mr. Bryan joined Gabelli Asset Management Inc. in 1994 and has been primarily responsible for the day-to-day investment management of the Gabelli Gold Fund, a registered open-end investment company, since its inception in 1994. Mr. Bryan has been Portfolio Manager of The Gabelli International Growth Fund, a registered open-end investment company, since 1995 and Co-Portfolio Manager of The Gabelli Global Opportunity Fund, a registered open-end investment company, since 1998. Mr. Bryan is also a Portfolio Manager for The Gabelli Global Growth Fund and The Gabelli Equity Trust.

Barbara G. Marcin and Joshua W. Fenton are jointly and primarily responsible for the day-to-day management of the Natural Resources Companies portion of the Fund’s portfolio.

Ms. Marcin joined Gabelli Asset Management Inc. in 1999 to manage larger capitalization value style portfolios. Ms. Marcin currently serves as the Portfolio Manager for the Gabelli Blue Chip Value Fund, a registered open-end investment company, and as a Portfolio Manager for the Gabelli Dividend & Income Trust, a registered closed-end investment company. Prior thereto, she worked at Citibank Global Asset Management where she was head of value investments and was a member of the Global Investment Policy Committee and co-Chair of the U.S. Equity Policy Committee. Prior to joining Citibank, she worked at Fiduciary Trust Company for ten years as a Portfolio Manager and as an analyst in the Personal Financial Management Group at EF Hutton.

Mr. Fenton is currently the Director of Buy-Side Research for GAMCO Investors, Inc. Mr. Fenton was a Securities Analyst for Gabelli & Company, Inc. from 2001 through 2002. Mr. Fenton is among those primarily responsible for the day-to-day management of the Westwood Mighty Mites

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Fund, a registered open-end investment company. Prior to joining Gabelli, Mr. Fenton was a Director of Research at Douglas, Noyes & Co., Inc. from 1996 through 2001.

Vincent Hugonnard-Roche serves as a Co-Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the covered call portion of the Fund’s portfolio. Mr. Roche joined Gabelli Asset Management Inc. in 2000 as Director of Quantitative Strategies and Head of Risk Management. Prior thereto, Mr. Roche worked at Credit Lyonnais in New York as a proprietary equity analyst focused on Risk Arbitrage. Prior to joining Credit Lyonnais, Mr. Roche worked at Lombard Odier in Geneva as a quantitative analyst. Mr. Roche received a Masters degree in Mathematics of Decision Making from EISTI, France and a MBA from ESSEC, France.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

Non-resident Trustees

Messrs. Pöhl, d’Urso and van Ekris are not U.S. residents and substantially all of each of their assets may be located outside of the United States. Messrs. Pöhl, d’Urso and van Ekris do not have agents for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon Messrs. Pöhl, d’Urso or van Ekris within the United States or to realize judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States. In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in the courts of the jurisdictions in which Messrs. Pöhl, d’Urso or van Ekris reside.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with PFPC Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser, Gabelli Advisers, Inc. and Gabelli Fixed Income, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

The SEC, the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests and subpoenas from the SEC and the New York Attorney General in connection with these inquiries. The Investment Adviser and its affiliates have been complying with these requests and have implemented additional compliance policies and procedures in response to recent industry initiatives and their internal reviews of their mutual fund practices in a variety of areas. The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the Investment Advisory Agreement. More specifically, the Investment Adviser has not found any evidence of facilitating trading in the Gabelli mutual funds after the 4:00 p.m. pricing time or of improper short-term trading in these funds by its investment professionals or senior executives. The Investment Adviser has found that one investor, who had been engaged in short term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and who had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund only after certain other investors were banned. The Investment Adviser believes that this relationship was not material to the Investment Adviser. Inasmuch as both the Investment Adviser’s review of its mutual fund practices and the governmental probes of the mutual fund industry are ongoing, no assurance can be provided that additional facts will not come to light in the course of its review that may be material to the Investment Adviser or that the Investment Adviser will not become the subject of enforcement or other proceedings by the SEC or the New York Attorney General. In light of the current turmoil in the mutual fund industry arising from the late trading, improper market timing and employee trading problems, there can be no assurance that any such action could not have an adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Investment Advisory Agreement.

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PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and realized short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its realized capital gains (which is the excess of net long-term capital gains over net short-term capital losses). The Fund’s Board of Trustees expects to cause the Fund to declare the initial monthly dividend on the Fund’s common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 90 days after completion of this offering. The Fund will pay common shareholders at least annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund’s income, such as its asset mix and use of option strategies. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. However, as the Fund is covered by an exemption from the 1940 Act which allows the Board of Trustees to implement a level dividend policy, the Board of Trustees in the future may determine to cause the Fund to distribute a fixed percentage of the Fund’s average net asset value or market price per common share over a specified period of time at or about the time of distribution or the pay-out of a fixed dollar amount. The Board of Trustees has no present intention to implement a level dividend policy. Because the Fund’s distribution policy may be changed by the Board of Trustees at any time and the Fund’s income will fluctuate, there can be no assurance that the Fund will pay dividends or distributions at a particular rate. See “Dividends and Distributions” in the SAI.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the transfer agent as dividend disbursing agent.

Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not an Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares,

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participants will receive shares purchased by the Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the Amex or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value.

Participants in the Plan have the option of making additional cash payments to the Plan agent, semi-monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all funds received from participants to purchase shares of the Fund in the open market on or about the 1st or 15th of each month. The Plan agent will charge each shareholder who participates $1.00, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments within one business day prior to the 1st or 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least one business day before such payment is to be invested.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant. A Plan participant may send its share certificates to the Plan agent so that the shares represented by such certificates will be held by the Plan agent in the participant’s shareholder account under the Plan.

In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any distribution paid with at least 90 days written notice to the participants in such Plan. The Plan also may be amended or terminated by the Plan agent, with the Fund’s prior written consent, on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the transfer agent.

DESCRIPTION OF THE SHARES

The following is a brief description of the terms of the common shares. This description does not purport to be complete and is qualified by reference to the Fund’s Agreement and Declaration of Trust and its By-Laws. For complete terms of the common shares, please refer to the actual terms of such series, which are set forth in the Agreement and Declaration of Trust.

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of January 4, 2005. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions monthly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Fund has no present intention of offering any additional common shares. Any additional offerings of shares will require approval by the Fund’s Board of Trustees. Any additional offering of common shares will

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be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s common shares have been approved for listing on the Amex, under the symbol “GGN,” subject to notice of issuance.

The Fund’s net asset value per share will be reduced immediately following the offering of common shares by the amount of the sales load and offering expenses paid by the Fund. See “Use of Proceeds.” Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the Amex or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund’s common shareholders will vote as a single class to elect the Fund’s Board of Trustees and on additional matters with respect to which the 1940 Act, the Fund’s Declaration of Trust, By-Laws or resolutions adopted by the Trustees provide for a vote of the Fund’s common shareholders. See “Anti-takeover Provisions of the Fund’s Governing Documents.”

Book-Entry

The common shares will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Agreement and Declaration of Trust and By-Laws (together, its “Governing Documents”) which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s Trustees expires each year, one class of the Fund’s Trustees will serve an initial one-year term and three-year terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of Trustees will expire. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing Trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees. See “Management of the Fund — Trustees and Officers” in the SAI. A trustee of the Fund may be removed with or without cause by two-thirds of the remaining Trustees and, with cause, by 66 2/3% of the votes entitled to be cast for the election of such Trustees. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to certain mergers or a sale of all or substantially all of the Fund’s assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, after completion of the

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offering, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

•	merger or consolidation of the Fund with or into any other entity;

•
issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

•	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

•	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

•
the purchase of the Fund’s common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders; if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund.

However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction.

In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The Trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees).

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

The Governing Documents of the Fund are on file with the SEC. For the full text of these provisions see “Additional Information.”

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the Fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Fund’s Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such

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actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund. We cannot assure you that the Fund will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board of Trustees has authorized such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 7.5% or more (or such other percentage as the Board of Trustees of the Fund may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

NET ASSET VALUE

For purposes of determining the Fund’s NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Trustees. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

Amex Closings.    The holidays (as observed) on which the Amex is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

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TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s common shares. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your common shares as capital assets. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i)	The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).

(ii)	The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Fund’s investments in grantor trusts and equity interest of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust or MLP that would be Qualifying Income if earned directly by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined

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without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the Federal rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. There can be no assurance as to what portion of the Fund’s ordinary income dividends will constitute qualified dividend income.

Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

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The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you realize on a sale or exchange of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

CUSTODIAN, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT

Mellon, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the Custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

American Stock Transfer, located at 59 Maiden Lane, New York, New York 10038, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and as transfer agent and registrar for the common shares of the Fund.

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UNDERWRITING

Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Gabelli & Company, Inc., Advest, Inc., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated, RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated, Wedbush Morgan Securities Inc., and Wells Fargo Securities, LLC are acting as representatives of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

Underwriters	Number of Shares

Citigroup Global Markets Inc.	5,625,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,500,000
A.G. Edwards & Sons, Inc.	1,000,000
Gabelli & Company, Inc.	700,000
Advest, Inc.	500,000
Ferris, Baker Watts, Incorporated	500,000
J.J.B. Hilliard, W.L. Lyons, Inc.	500,000
Janney Montgomery Scott LLC	500,000
Legg Mason Wood Walker, Incorporated	500,000
RBC Capital Markets Corporation	500,000
Stifel, Nicolaus & Company, Incorporated	500,000
Wedbush Morgan Securities Inc.	500,000
Wells Fargo Securities, LLC	500,000
Crowell, Weedon & Co.	100,000
Deutsche Bank Securities Inc.	100,000
Oppenheimer & Co. Inc.	100,000
KeyBanc Capital Markets, A Division of McDonald Investments Inc.	100,000
Robert W. Baird & Co. Incorporated	100,000
Piper Jaffray & Co.	100,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	64,290
M.L. Stern & Co., LLC	64,285
Mesirow Financial, Inc.	64,285
Morgan Keegan & Company, Inc.	64,285
SunTrust Capital Markets, Inc.	64,285
The Seidler Companies Incorporated	64,285
William Blair & Company L.L.C.	64,285
Axiom Capital Management, Inc.	15,000
BrookStreet Securities Corporation	15,000
D.A. Davidson & Co.	15,000
David A. Noyes & Company	15,000
Doft & Co., Inc.	15,000
First Montauk Securities Corp.	15,000
First Southwest Company	15,000
Huntleigh Securities Corporation	15,000
Maxim Group LLC	15,000
National Securities Corporation	15,000
Newbridge Securities Corporation	15,000
Ryan Beck & Co., Inc.	15,000
Sanders Morris Harris Inc.	15,000
Southwest Securities, Inc.	15,000
Strand, Atkinson, Williams & York, Inc.	15,000

Total	$16,600,000

The underwriting agreement provides that the obligations of the several Underwriters to purchase the common shares included in this offering are subject to approval of certain legal matters by counsel and to

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certain other conditions. The Underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) if they purchase any of the common shares.

The Underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $0.6000 per common share. The sales load the Fund will pay of $0.9000 per share is equal to 4.5000% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.1000 per common share on sales to certain other dealers. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common shares purchased on or before March 31, 2005. The representative has advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Investment Adviser (and not the Fund) has agreed to pay from its own assets to Citigroup Global Markets Inc. a structuring fee for advice relating to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of the Fund’s common shares in an amount equal to $1,376,951, which in the aggregate is 0.4147% of the total initial price to the public of the common shares offered hereby.

The Investment Adviser has also agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. This additional compensation will be paid to Merrill Lynch quarterly at an annual rate of 15% of the Investment Adviser’s investment management fees from the Fund in respect of common shares sold by Merrill Lynch in the offering. This arrangement will remain in effect during the continuance of the Investment Advisory Agreement between the Investment Adviser and the Fund. In consideration of these payments, Merrill Lynch has agreed to provide, upon request, certain after-market support services to the Investment Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The total amount of these additional compensation payments to Merrill Lynch will not exceed 4.0603% of the total price to the public of the common shares sold in this offering.

The Fund has agreed to reimburse certain underwriter expenses in an amount equal to $0.005 per common share, which amount will not exceed $83,000 or 0.025% of the total initial price to the public of the common shares offered hereby. The sum total of the fees described above, the amounts paid to the Fund to reimburse certain Underwriters and the other expenses and sales load to be paid by the Fund will not exceed 9% of the total initial price to the public of common shares offered hereby.

The Fund estimates that its portion of the total expenses of the offering will be $664,000.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 2,490,000 additional common shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares approximately proportionate to such underwriter’s initial purchase commitment.

The Fund and the Investment Adviser have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, sell, contract to sell or otherwise dispose of or hedge any common shares of the Fund or any securities convertible into or exchangeable for common shares of the Fund or grant any options or warrants to purchase common shares of the Fund. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the offering, there has been no public market for the common shares. Consequently, the initial public offering price for the common shares was determined by negotiation among the Fund, the Investment Adviser and representatives. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this

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offering. The common shares have been approved for listing on the Amex, under the symbol “GGN,” subject to official notice of issuance.

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional common shares.

	Paid by the Fund
	No Exercise	Full Exercise

Per Share	$0.9000	$0.9000
Total	$14,940,000	$17,181,000

The Fund and the Investment Adviser have each agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933 or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Fund will pay all of its offering expenses up to and including $0.04 per common share. The Investment Adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering expenses of the Fund (other than the sales load) that exceed $0.04 per common share.

Certain underwriters may make a market in the common shares after trading in the common shares has commenced on Amex. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the common shares on Amex at a level above that which might otherwise prevail in the open market. A “stabilizing bid” is a bid for or the purchase of the common shares on behalf of an underwriter for the purpose of fixing or maintaining the price of the common shares. A “covering transaction” is a bid for or purchase of the common shares on behalf of an underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A “penalty bid” is a contractual arrangement whereby if, during a specified period after the issuance of the common shares, the Underwriters purchase common shares in the open market for the account of the underwriting syndicate and the common shares purchased can be traced to a particular underwriter or member of the selling group, the underwriting syndicate may require the underwriter or selling group member in question to purchase the common shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the common shares in question. As a result, an underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the common shares if their customer resells the common shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

The underwriting agreement provides that it may be terminated in the absolute discretion of the representative without liability on the part of any underwriter to the Fund or the Investment Adviser, by notice to the Fund or the Investment Adviser if, prior to the delivery of and payment for the shares, (i) trading in the common shares shall have been suspended by the SEC or the Amex or trading in securities generally on the Amex shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on such exchange, (ii) a banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of

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hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the representatives’ sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the shares as contemplated by this prospectus (exclusive of any supplement hereto).

A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters. The representatives may agree to allocate a number of common shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate common shares to the Underwriters that may make internet distributions on the same basis as other allocations. In addition, common shares may be sold by the Underwriters to securities dealers who resell common shares to online brokerage account holders.

The Fund anticipates that from time to time the representatives of the Underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters have performed investment banking and advisory services for the Investment Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters and their affiliates may, from time to time, engage in transactions with or perform services for the Investment Adviser and its affiliates in the ordinary course of business.

Prior to the public offering of common shares, Gabelli Asset Management Inc. purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with the offering of the common shares, and by Simpson Thacher & Bartlett LLP, counsel to the Underwriters.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of the Fund and will annually audit the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The common shares have been approved for listing on the Amex, under the symbol “GGN,” subject to notice of issuance. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements

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contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

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TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of March 29, 2005, has been filed with the SEC and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

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16,600,000 Shares

The Gabelli Global Gold,
Natural Resources & Income Trust
Common Shares of Beneficial Interest

PROSPECTUS
March 29, 2005

Citigroup
Merrill Lynch & Co.
A.G. Edwards
Gabelli & Company, Inc.
Advest, Inc.
Ferris, Baker Watts
Incorporated
J.J.B. Hilliard, W.L. Lyons
Janney Montgomery Scott LLC
Legg Mason Wood Walker
Incorporated
RBC Capital Markets
Stifel, Nicolaus & Company
Incorporated
Wedbush Morgan Securities Inc.
Wells Fargo Securities, LLC

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Dated March 29, 2005

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated March 29, 2005, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Fund’s common shares, and investors should obtain and read the Fund’s prospectus prior to purchasing such shares. A copy of the Fund’s Registration Statement, including the prospectus, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.

The Gabelli Global Gold, Natural Resources & Income Trust, or the “Fund,” is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s objectives will be achieved. Gabelli Funds, LLC serves as Investment Adviser to the Fund. See “Management of the Fund.”

Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities. In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers. The Fund may invest in the securities of companies located anywhere in the world. The Fund anticipates that application of its investment policies and strategy currently would cause it to invest in issuers located in eight countries globally, including the U.S. Under normal market conditions, the Fund will invest in the securities of issuers in at least three different countries, including the U.S. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. When the Fund sells a covered call option, it receives income in the form of the premium paid by the buyer of the call, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. See “Investment Objective and Policies.”

This Statement of Additional Information is dated March 29, 2005.

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THE FUND

The Gabelli Global Gold, Natural Resources & Income Trust is a newly organized non-diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund’s common shares of beneficial interest, par value $0.001, are approved for listing on the Amex under the symbol “GGN,” subject to notice of issuance.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective.

Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities (“Gold Companies”). In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world. The Fund anticipates that application of its investment policies and strategy currently would cause it to invest in issuers located in eight countries globally, including the U.S. Under normal market conditions, the Fund will invest in the securities of issuers in at least three different countries, including the U.S.

Principally engaged, as used in this SAI, means a company that derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to the indicated businesses. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities. Other Fund investments may include investment companies, including exchange-traded funds, securities of issuers subject to reorganization or other risk arbitrage investments, derivative instruments, debt (including obligations of the U.S. Government) and money market instruments. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. When the Fund sells a covered call option, it receives income in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. See “Investment Objective and Policies.”

The Fund is not intended for those who wish to exploit short-term swings in the stock market.

The Investment Adviser’s investment philosophy with respect to selecting investments in the gold industry and the natural resources industries is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow and commodity hedging exposure. In addition, in making stock selections, the Investment Adviser looks for securities that it believes may have a superior yield, as well as capital gains potential and that allow the Fund to earn income from writing covered calls on such stocks.

Additional Investment Policies

Canadian Royalty Trusts.     The Fund may invest in equity interests in Canadian Royalty Trusts. A Canadian Royalty Trust is a royalty trust whose securities are generally listed on a Canadian securities exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian Royalty Trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of its cash flow to unitholders, the ability of a Canadian Royalty Trust to finance internal growth through exploration is limited. Therefore, Canadian Royalty Trusts typically grow through acquisition of additional oil and gas properties or producing

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companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Canadian Royalty Trusts, like other types of Natural Resources Companies, are exposed to pricing risk, supply and demand risk and depletion and exploration risk with respect to their underlying commodities, among other risks. An investment in units of Canadian Royalty Trusts involves some risks which differ from an investment in common stock of a corporation, including increased liability for the obligations of the trust. There are certain regulatory and tax risks associated with an investment in Canadian Royalty Trusts resulting from reliance on beneficial Canadian incentive programs and tax laws that may be changed in the future. In addition, securities of certain Canadian Royalty Trusts may not be qualifying assets for the Fund’s asset diversification requirements.

Master Limited Partnerships (“MLPs”). MLPs in which the Fund intends to invest will be limited partnerships (or limited liability companies taxable as partnerships), the units of which will generally be listed and traded on a U.S. securities exchange. MLPs normally derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner typically controls the operations and management of the MLP. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels.

MLPs, like other types of Natural Resources Companies, are exposed to pricing risk, supply and demand risk and depletion and exploration risk with respect to their underlying commodities, among other risks. An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Risk Arbitrage.     The Fund may invest up to 10% of its assets at the time of investment in securities pursuant to “risk arbitrage” strategies or in other investment funds managed pursuant to such strategies. Risk arbitrage investments are made in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of total return significantly greater than the brokerage and other transaction expenses involved. Risk arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction. Transactions associated with risk arbitrage strategies typically involve the purchases or sales of securities in connection with announced corporate actions which may include, but are not limited to, mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs and similar transactions. However, a merger or other restructuring or tender or exchange offer anticipated by the Fund and in which it holds an arbitrage position may not be completed on the terms contemplated or within the time frame anticipated, resulting in losses to the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer but may trade at a discount or premium to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates

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the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation behind the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. Risk arbitrage strategies may also involve short selling, options hedging and other arbitrage techniques to capture price differentials.

Derivative Instruments

Options.     The Fund may, from time to time, subject to guidelines of the Board of Trustees and the limitations set forth in the prospectus, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter (“OTC”) market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the

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expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.

Options on Securities Indices.     The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies.     Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such

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debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures.     The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in this prospectus and the Statement of Additional Information (the “SAI”) are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of

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the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian (the “Custodian”) to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government Securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Interest Rate Futures Contracts and Options Thereon.     The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which

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provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon.     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon.     Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

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Forward Currency Exchange Contracts.     Subject to guidelines of the Board of Trustees, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

The dealings of the Fund in forward foreign currency exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which the Investment Adviser believes to be creditworthy institutions.

Special Risk Considerations Relating to Futures and Options Thereon.     The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a

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written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts.     Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers (“Foreign Securities”). The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) less trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Commodities-Linked Equity Derivative Instrument Risk.     The Fund may invest in structured notes that are linked to one or more underlying commodities. Such structured notes provide exposure to the investment returns of physical commodities without actually investing directly in physical commodities. Such structured notes in which the Fund expects to invest are hybrid instruments that have substantial risks, including risk of loss of all or a significant portion of their principal value. Because the payouts on these notes are linked to the price change of the underlying commodities, these investments are subject to market risks that relate to the movement of prices in the commodities markets. They may also be subject to additional special risks that do not affect traditional equity and debt securities that may be greater than or in addition to the risks of derivatives in general, including risk of loss of interest, risk of loss of principal, lack of liquidity and risk of greater volatility.

Risk of loss of interest.     If payment of interest on a structured note or other hybrid instrument is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss in value of the underlying instrument.

Risk of loss of principal.     To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular instrument in the Fund’s portfolio may be significantly higher than 50% of the value of the investment.

Lack of secondary market.     A liquid secondary market may not exist for the specially created hybrid instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or accurately value them.

Risk of greater volatility.     The value of the commodities-linked equity derivative investments the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are

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themselves extremely volatile. Additionally, economic leverage will increase the volatility of these hybrid instruments as they may increase or decrease in value more quickly than the underlying commodity index, futures contract or other economic variable.

The Investment Adviser is Not Registered as a Commodity Pool Operator.     The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Risks of Currency Transactions.     Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Repurchase Agreements.     The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.

Loans of Portfolio Securities.     Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash, cash equivalents or other liquid securities which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund’s total assets. The Fund’s ability to lend portfolio securities may be limited by rating agency guidelines.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of

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portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

When Issued, Delayed Delivery Securities and Forward Commitments.     The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by the Investment Adviser.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian cash or other liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Leverage.     The Fund has no present intention to issue senior securities or borrow money. However, the Fund may incur leverage through the use of certain investment management techniques (e.g., purchasing “when-issued” securities, the entering into of firm or standby commitment agreements, the use of reverse repurchase agreements and selling short, “uncovered” sales of put and call options, among others). Upon the use of such techniques, the Fund will establish in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques. Such investment management techniques are speculative and involve certain risks, including the possibility of higher volatility of the net asset value of the common shares and potentially more volatility in the market value of the common shares. During periods in which leverage results in greater total Fund assets, the fees paid to the Investment Adviser for advisory services will be higher than if the Fund did not incur such leverage because the fees paid will be calculated on any assets attributable to the incurrence of leverage. So long as the rate of return, net of applicable Fund expenses, on the investments exceeds amounts paid to incur such techniques, the usage of such techniques will generate more income than will be needed to pay any resulting payments. The Fund reserves the right to borrow money or issue senior securities in the future. The Fund’s Board of Trustees may determine that the use of leverage or issuance of preferred shares is appropriate and the Fund may do so in the future.

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INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class. In the event the Fund were to issue any preferred shares, the approval of a majority of such shares voting as a separate class would also be required. Such majority vote requires the lesser of (i) 67% of the Fund’s applicable shares represented at a meeting at which more than 50% of the applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the Fund’s applicable shares outstanding. Except as otherwise noted, all percentage limitations set forth below apply after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

(1)
other than with respect to its concentrations in Gold Companies and Natural Resources Companies, invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. government securities and investments in the gold industry and the natural resources industries;

(2)	purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

(3)
purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(4)
make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may, up to 20% of the Fund’s total assets, lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

(5)	borrow money, except to the extent permitted by applicable law;

(6)	issue senior securities, except to the extent permitted by applicable law; or

(7)
underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

In addition, the Fund’s Investment Objective is a fundamental policy. Unless specifically stated as such, no policy of the Fund is fundamental and each policy may be changed by the Board of Trustees without shareholder approval.

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MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund’s Custodian and the Fund’s transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies.

Non-Interested Person Trustees

Name (and Age), Position with the Fund and Business Address(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Directorships in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Anthony J. Colavita (69) Trustee	Since February 2005	President and Attorney at law in the law firm of Anthony J. Colavita, P.C.	37

James P. Conn (67) Trustee	Since February 2005	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	14	Director of LaQuinta Corp. (hotels) and First Republic Bank (banking)

Mario d’Urso (64) Trustee	Since February 2005	Chairman of Mittel Capital Markets S.p.A, since 2001; Senator in the Italian Parliament (1996-2001)	3	Director of SJPC, London (financial services)

Vincent D. Enright (61) Trustee	Since February 2005	Former Senior Vice President and Chief Financial Officer of KeySpan Energy Corp	14	Director of Aphton Corp. (biopharmaceuticals)

Frank J. Fahrenkopf, Jr. (65) Trustee	Since February 2005	President and CEO of the American Gaming Association; Partner in the law firm of Hogan & Hartson; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee	5	Director of First Republic Bank (banking)

Michael J. Melarkey (55) Trustee	Since February 2005	Partner and Attorney at law in the law firm of Avansino, Melarkey, Knobel & Mulligan	3	—

Anthonie C. van Ekris (70)	Since February 2005	Chairman of BALMAC International Inc. (commodities and futures trading)	21	Director of Aurado Energy Inc. (oil and gas operations)

Salvatore J. Zizza (59) Trustee	Since February 2005	Chairman of Hallmark Electrical Supplies Corp.	25	Director of Hollis Eden Pharmaceuticals and Earl Scheib, Inc. (automotive services)

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Interested Trustee
Name (and Age), Position with the Fund and Business Address(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Directorships in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karl Otto Pohl (75) Chairman/Trustee	Since February 2005	Member of the Shareholder Committee of Sal. Oppenheim Jr. & Cie, Zurich (private investment bank); Former President of the Deutsche Bundesbank and Chairman of its Central Bank Council (1980 - 1991)	35
Director of Gabelli Asset Management Inc. (asset management); Chairman of InCentive Capital AG and InCentive Asset Management AG (Zurich) (asset management); Director of Sal. Oppenheim Jr. & Cie (Zurich) (private investment bank)

Officers

Name (and Age), Position with the Fund and Business Address(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Bruce N. Alpert (53) President	Since February 2005	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Director and President of Gabelli Advisers, Inc. since 1998; Officer of all the registered investment companies in the Gabelli fund complex

Carter W. Austin (38) Vice President	Since February 2005	Vice President of The Gabelli Dividend & Income Trust since 2003; Vice President of The Gabelli Equity Trust since 2000; Vice President of Gabelli Funds, LLC since 1996

Joseph H. Egan (61) Treasurer	Since February 2005	Chief Financial Officer of Gabelli Funds, LLC since 2004; Assistant Treasurer of all the registered investment companies in the Gabelli fund complex; Vice President of Deutsche Investment Management Americas Inc. (previously Scudder, Stevens & Clark) and Treasurer of The Scudder Charitable Foundation prior to 2004

Peter D. Goldstein (51) Chief Compliance Officer	Since February 2005	Director of Regulatory Affairs for Gabelli Asset Management Inc. since 2004; Vice President of Goldman Sachs Asset Management (2000 — 2004); Deputy General Counsel of Gabelli Asset Management Inc. (1998 — 2000)

James E. McKee (41) Secretary	Since February 2005	Vice President, General Counsel and Secretary of Gabelli Asset Management Inc. since 1999 and of GAMCO Investors, Inc. since 1993; Secretary of all of the registered investment companies advised by Gabelli Funds, LLC and Gabelli Advisers, Inc. (except The Treasurer’s Fund)

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

Prior to this offering, all of the outstanding shares of the Fund were owned by Gabelli Asset Management Inc., a New York corporation located at One Corporate Center, Rye NY 10580-1422, Gabelli Asset Management Inc. is the parent company of Gabelli Funds, LLC.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities held in all Registered Investment Companies in the Gabelli fund complex

Karl Otto Pöhl	none	none
Chairman
Anthony J. Colavita**	none	over $100,000
James P. Conn	none	over $100,000
Mario d’Urso	none	none
Vincent D. Enright	none	over $100,000
Frank J. Fahrenkopf, Jr.	none	$1–$10,000
Michael J. Melarkey	none	$50,001–$100,000
Anthonie C. van Ekris**	none	over $100,000
Salvatore J. Zizza	none	over $100,000

*	As of the date of this SAI, Trustees do not own equity securities of the Fund because the Fund is a newly organized, closed-end investment company.
**	Messrs. Colavita and van Ekris each beneficially own less than 1% of the common stock of Lynch Corporation, having a value of $14,500 and $17,400, respectively, as of December 31, 2004. Mr. van Ekris beneficially owns less than 1% of the common stock of Lynch Interactive Corporation, having a value of $76,800 as of December 31, 2004. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and affiliated persons and in that event would be deemed to be under common control with the Fund’s Adviser.

The Trustees serving on the Fund’s Nominating Committee are Anthony J. Colavita (Chair), Michael J. Melarkey and Salvatore J. Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

Vincent D. Enright, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza (Chair), who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund’s independent registered public accounting firm.

Remuneration of Trustees and Officers

The Fund pays each Trustee who is not an officer or employee of the Investment Adviser or its affiliates a fee of $3,000 per annum plus $1,000 per board meeting attended in person ($500 if attended telephonically) and $500 per committee meeting attended, together with each Trustee’s actual out-of-pocket expenses relating to attendance at such meetings.

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The following table shows the compensation that it is anticipated the Trustees will earn in their capacity as Trustees during the Fund’s Fiscal Year ending December 31, 2005. The table also shows, for the year ended December 31, 2004, the compensation Trustees earned in their capacity as Trustees for other funds in the Gabelli fund complex.

COMPENSATION TABLE

Name of Person and Position	Estimated Compensation From the Fund	Total Compensation From the Fund and Fund Complex Paid to Trustees*

Karl Otto Pöhl, Chairman	$6,750.00	$5,085.16
Anthony J. Colavita	$7,250.00	$216,835.16
James P. Conn	$6,750.00	$83,210.16
Mario d’Urso	$6,750.00	$25,085.16
Vincent D. Enright	$7,750.00	73,335.16
Frank J. Fahrenkopf, Jr.	$7,750.00	$53,500.00
Michael J. Melarkey	$7,250.00	$25,585.16
Anthonie C. van Ekris	$6,750.00	$103,375.00
Salvatore J. Zizza	$8,250.00	$137,178.56

Total	$65,250.00	$723,189.52

*
Represents the total compensation paid to such persons during the calendar year ended December 31, 2004 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out of pocket Trustee expenses.

Indemnification of Officers and Trustees; Limitations on Liability

The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. However, nothing in the Agreement and Declaration of Trust of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

Gabelli Funds, LLC acts as the Fund’s Investment Adviser pursuant to the investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”). The Investment Adviser is a New York Limited Liability Corporation with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2004, the Investment Adviser acted as registered investment adviser to 27 management investment companies with aggregate net assets of $12.9 billion. The Investment Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $28.7 billion as of December 31, 2004. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.6 billion under management as of December 31, 2004. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer’s Funds (money market funds) and separate accounts having aggregate assets of approximately $900 million under management as of December 31, 2004. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Westwood Funds having aggregate assets of approximately $400 million under management as of December 31, 2004.

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Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their investment advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their investment advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the investment advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to procedures, approved by the Board of Trustees, believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO Investors, Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock and voting power of GGCP, Inc., which owns a majority of the capital stock and voting power of Gabelli Asset Management Inc.

Under the terms of the Investment Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board of Trustees. In addition, under the Investment Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Investment Advisory Agreement.

The Investment Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Investment Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Investment Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of the Board of Trustees approval of such Agreement on February 14, 2005, and from year to year thereafter if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

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The Investment Advisory Agreement was agreed to in principle by the Fund’s Board of Trustees at a telephonic meeting of the Board of Trustees held on February 14, 2005, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The 1940 Act requires that the Investment Advisory Agreement be approved by a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees. The non-interested members of the Board of Trustees subsequently met in person on February 16, 2005, at which time they and the entire Board approved the Investment Advisory Agreement.

In determining whether to approve the Advisory Agreement, the Fund’s non-interested Trustees considered, among other factors, (i) the services to be provided to the Fund by the Investment Adviser and the sub-administrator, (ii) the Fund’s anticipated fee and expense data (based in part on the terms of the Advisory Agreement) as compared to various benchmarks, a peer group of closed-end funds in various asset ranges, the other registered investment companies managed by the Investment Adviser and the other accounts managed by affiliates of the Investment Adviser, (iii) the experience and breadth of the investment advisory team expected to be utilized by the Investment Adviser, (iv) the Gabelli organization’s experience with closed-end funds, (v) the investment objective and policies of the Fund, and (vi) the terms of the Advisory Agreement. The non-interested Trustees indicated that the primary factors in their determination to approve the Advisory Agreement were the experience of the Investment Adviser and the Fund’s portfolio management team and the comparability of the Fund’s fee structure and anticipated total expense ratio with the other funds reviewed.

The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

Portfolio Manager Information

     Other Accounts Managed

     The information below lists the number of other accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2004.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance

1. Caesar M.P. Bryan	Registered Investment Companies:	6	$572.2M	*	0	$0
	Other Pooled Investment Vehicles:	2	$26.9M	*	2	$26.9M*
	Other Accounts:	2	$3.8M		0	$0

2. Barbara G. Marcin	Registered Investment Companies:	4	$355.0M	*	0	$0
	Other Pooled Investment Vehicles:	0	$0		0	$0
	Other Accounts:	22	$102.5M		0	$0

3. Vincent Roche	Registered Investment Companies:	0	$0		0	$0
	Other Pooled Investment Vehicles:	2	$76.0M		2	$76.0M
	Other Accounts:	0	$0		0	$0

4. Joshua W. Fenton	Registered Investment Companies:	1	$53.0M		0	$0
	Other Pooled Investment Vehicles:	0	$0		0	$0
	Other Accounts:	0	$0		0	$0

*	Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers

     Potential Conflicts of Interest

     Actual or apparent conflicts of interest may arise when a portfolio manager for a fund also has day-to-day management responsibilities with respect to one or more other funds or accounts. These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

     Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that he or she manages. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager.

     The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

     Compensation Structure

     The compensation of the portfolio managers is reviewed annually and structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers named above receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund to the extent that it exceeds a minimum level of compensation. This method of compensation is based on the premise that superior long-term performance in managing a portfolio will be rewarded through growth of assets through appreciation and cash flow. Incentive based equity compensation is based on an evaluation of quantitative and qualitative performance evaluation criteria. Mr. Fenton and Mr. Roche also may receive discretionary bonuses based primarily on qualitative performance evaluation criteria.

     Compensation for managing other accounts is based on a percentage of net revenues received by the Adviser for managing the account. Compensation for managing the pooled investment vehicles and other accounts that have a performance-based fee will have two components. One component of the fee is based on a percentage of net revenues received by the Adviser for managing the account or pooled investment vehicle. The second component of the fee is based on absolute performance from which a percentage of such fee is paid to the portfolio manager.

     Ownership of Shares in the Fund

     As of the date of this SAI, the portfolio managers of the Fund do not own equity securities of the Fund because the Fund is a newly organized, closed-end investment company.

DIVIDENDS AND DISTRIBUTIONS

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value or market price per common share over a specified period of time at or about the time of distribution or the pay-out of a fixed dollar amount. The exemption also permits the Fund to make such distributions with respect to its senior securities, if any, in accordance with such shares’ terms.

Were such a policy adopted, to the extent the Fund’s total monthly distributions for a year exceed its net investment company taxable income (interest, dividends and net short-term capital gains in excess of expenses) and net realized long-term capital gains for that year, the excess would generally constitute a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares. Any distributions which (based upon the Fund’s full year performance) constitute a tax-free return of capital would reduce a shareholder’s tax basis in the common shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of the basis in the common shares would generally be taxable to the shareholder as capital gain. See “Taxation.” Distribution notices provided by the Fund to its shareholders will clearly indicate what portion of the monthly distributions would constitute net income, net capital gains, and return of capital. The final determination of the source of such distributions for federal income tax purposes will be made shortly after year end based on the Fund’s actual net investment company taxable income and net capital gain for that year and would be communicated to shareholders promptly. In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund’s Board of Trustees has determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a

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block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. For example, an increase in the Fund’s participation in risk arbitrage situations would increase the Fund’s portfolio turnover rate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, is expected to result in portfolio turnover that is higher than that of other investment companies, and is expected to be higher than 100%.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s common shares. This discussion assumes you are a U.S. person and that you hold your common shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussions set forth herein and in the prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

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(i)      The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).

(ii)      The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Fund’s investments in grantor trusts and equity interest of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust or MLP that would be Qualifying Income if earned directly by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to

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recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The MLPs in which the Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a regulated investment company or avoiding U.S. federal income or excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Fund expects that the income derived by the Fund from the MLPs in which it invests will be Qualifying Income. If, however, an MLP in which the Fund invests is not a Qualified Publicly Traded Partnership, the income derived by the Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund’s status as a regulated investment company. The Fund intends to monitor its investments in MLPs to prevent the disqualification of the Fund as a regulated investment company.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles” and “constructive sales”) that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to common shareholders. Certain of these provisions may also (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes, (c) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income and (d) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from

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positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies (“PFICs”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income, as discussed below under “Taxation of Shareholders.”

If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contacts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income liability. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount which may be available for the deduction or credit.

Taxation of Shareholders

The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a

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maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. If the Fund enters into a securities lending transaction, any payments received by the Fund in lieu of dividends paid on such loaned securities are not qualified dividend income. If you elect to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, you may not treat such dividends as qualified dividend income. Although the Fund expects that it will invest in stocks that generate qualified dividend income, the Fund’s options transactions will, to a certain extent, limit the Fund’s ability to pay ordinary income dividends that are treated as qualified dividend income for the shareholders. Dividends paid by PFICs are not treated as qualified dividend income.

Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

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The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you realize on a sale or exchange of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the common shares offered pursuant to the prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed

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by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are set forth below as Appendix A to this SAI.

Code of Ethics

The Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of Trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those Trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short-term trading by such Trustee/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Code of Conduct for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a code of conduct. This code of conduct sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of conduct is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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The Gabelli Global Gold, Natural Resources & Income Trust Investor Guide A new exchange-listed fund seeking a high level of current income

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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A New Exchange-listed Gold and Natural Resources Industries Fund with a Primary Objective of Seeking a High Level of Current Income

Primarily seeks a high level of current income. Capital appreciation is a secondary objective.	The Fund intends to earn income primarily through an option strategy of writing (selling) covered call options on equity securities in its portfolio.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies engaged in the gold industries and natural resources industries.	Global investment opportunities.

Regular monthly distributions are anticipated.	Does not presently intend to use leverage.

An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund will achieve its investment objectives or pay distributions. The value of the Fund will fluctuate with the value of the underlying securities. The Fund’s shares have no history of public trading and, historically, closed-end funds often trade at discounts to their net asset value. The Fund’s distributions may be modified at any time by its Board of Trustees, and there is no guarantee that any distribution can be sustained. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information about the Fund. If a free prospectus was not included with this document, contact your investment representative or Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1422, 800-GABELLI (800-422-3554). Please read the prospectus carefully before you invest or send money.

Why Gold and Natural Resources Companies

The Fund will invest significantly in the equity securities of Gold Companies.1 The performance of Gold Companies is generally linked to the performance of gold. During the recent period of a depreciating U.S. dollar and geopolitical tension, interest in gold has been renewed.2

The Fund will also invest significantly in the equity securities of Natural Resources Companies.3 Global demand for natural resources continues to increase, while new supply is limited. As China and India move towards industrialization, both are projected to be major countries of consumption.4 The performance of Natural Resources Companies is generally linked to the performance of the underlying commodity. Also, in a rising interest rate environment, natural resources can potentially be a hedge against inflation. This is because inflation causes natural resources to increase in price while devaluing the price of bonds.

Gold has been recognized as a currency and inflation hedge which exhibits low or negative correlation to the broader equity and fixed income markets.5 Natural resources have been recognized as highly correlated to the broader equity and fixed income markets.6 The Investment Adviser has the flexibility to increase or decrease allocations between Gold Companies and Natural Resources Companies throughout market cycles. Because economic cycles typically differ throughout the world, investing globally can provide diversification as well as investment opportunity. However, diversification does not ensure against loss.

The Fund’s investments will be concentrated in the gold industries and in the natural resources industries. Because the Fund is focused in such industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the gold industries or natural resources industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries. An investment in the Fund is not an alternative to buying gold directly.
1 As used herein, "Gold Companies" means companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in "gold-related" activities.
2World Gold Council, Investment 2005.
3As used herein, "Natural Resources Companies" means companies that are principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers.
4The Outlook for the World Oil Market, BP, 2004.
5Gold Spot price, US Dollar vs. British Pound Spot price and CPI Urban Consumers Seasonally Adjusted index as reported by Bloomberg vs. the S&P 500 index and the Citigroup Broad Investment Grade Bond index for the period from 02/01/1995 through 01/31/2005.
6Bloomberg West Texas Intermediate Cushing Oil Spot price vs. the S&P 500 index and the Citigroup Broad Investment Grade Bond index for the period from 02/01/1995 through 01/31/2005.
Past performance is not a guarantee of future results.

Offering Details

Initial Offering Price	$20.00 per share

Sales Load	$0.90 (4.50%) per share

Leverage	NONE

Anticipated Pricing Date	3/28/05

Anticipated First Day of Trading	3/29/05

Anticipated Settlement Date	3/31/05

1st Monthly Distribution Declaration	Approximately 45 days after completion of the common shares offering

1st Monthly Distribution	Approximately 90 days after completion of the common shares offering*

Anticipated Ticker Symbol	GGN (anticipated listing on the Amex)

* Unless investors choose otherwise, the Fund will automatically reinvest Fund dividends and distributions in additional Fund shares through the Fund’s Dividend Reinvestment and Voluntary Cash Purchase Plan. Reinvesting Fund dividends and distributions through the Dividend Reinvestment and Voluntary Cash Purchase Plan does not guarantee a profit or protect against losses caused by declines in the value of the underlying assets or other losses incurred by the Fund. Participation in the Dividend Reinvestment and Voluntary Cash Purchase Plan does not relieve investors of any income tax that may be payable on distributions from the Fund.

Covered Call Writing

The Fund’s covered call strategy is utilized to produce current income. A covered call is an option strategy in which the Fund sells (writes) a call against shares that it already owns. Essentially, if an equity security in the Fund’s portfolio is deemed acceptable for sale at a certain price, the Fund could then write a call against it. For writing such a call, the Fund would receive the amount of an option premium from the entity buying the Fund’s options contract. Greater volatility in the stock prices of the underlying securities will result in greater opportunities to produce income. However, the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. In addition, there can be no assurance that a liquid market exists when the Fund seeks to close out an option position.

There are several risks associated with writing covered calls. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, resulting in a given transaction not achieving its objectives. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call, but retains the risk of loss should the price of the underlying security decline. Please read prospectus for further disclosure on risks associated with covered calls and other options transactions.

Gabelli Asset Management Inc.

The Fund’s Investment Adviser will be Gabelli Funds, LLC, a subsidiary of Gabelli Asset Management Inc., a NYSE-listed (GBL) advisory firm, with $28.7 billion in closed-end funds, mutual funds, private advisory accounts, partnerships and offshore funds as of December 31, 2004.

Gabelli Asset Management is focused on one simple mission: to earn a return for clients. The firm’s proprietary equity research and value-oriented investment expertise are based on the principles first articulated in 1934 by the fathers of modern security analysis, Benjamin Graham and David Dodd.

About Gabelli Global Gold, Natural Resources & Income Trust’s Managers

Vincent Roche	Caesar M.P. Bryan
Director of Quantitative Strategies and Head of Risk Management Previously Analyst - Credit Lyonnais EISTI, France, Masters, Mathematics of Decision Making	Portfolio Manager - Gabelli Gold Fund Portfolio Manager of open-end gold oriented mutual funds since 1987 University of Southampton, England Bachelor of Laws
ESSEC, France, MBA

Barbara G. Marcin, CFA	Joshua W. Fenton
Portfolio Manager - Gabelli Blue Chip Value Fund Previously Value Team Leader - Citibank Global Asset Management	Director of Buy-Side Research - Gabelli Asset Management Co. Previously Director of Research - Douglas, Noyes & Co. Inc.
University of Virginia, BA, Echols Scholar	Yale University, BA
Harvard University, MBA	Columbia University, MBA

Investment Objective and Parameters

The Gabelli Global Gold, Natural Resources & Income Trust is a newly organized, non-diversified, closed-end management investment company that seeks to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective.

Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industries and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities. In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers.

The Fund may invest in equity securities of companies in at least three different countries located anywhere in the world. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in grantor trusts and their entities. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. See section on “Covered Call Writing.”

Investment Methodology

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

the industry of the issuer of a security;
whether call options can be written on the securities;
the volatility of the securities;
the potential for capital appreciation of the securities;
the prices of the securities relative to other comparable securities;
the interest or dividend income generated by the securities;
whether the securities are entitled to the benefits of call protection or other protective covenants;
the existence of any anti-dilution protections or guarantees of the security; and
the number and size of investments of the portfolio as to issuers.

The Investment Adviser’s investment philosophy with respect to selecting investments in the gold industries and the natural resources industries is to emphasize quality and value. Additionally, in making stock selections, the Investment Adviser looks for securities that have a superior yield, as well as capital gains potential.

The Fund is subject to management risk because it is an actively-managed portfolio. The Investment Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Investment Adviser is dependent upon the expertise of Mr. Mario Gabelli. If the Investment Adviser were to lose the services of Mr. Gabelli, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

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The Gabelli Global Gold, Natural Resources & Income Trust

Statement of Net Assets

Notes to Statement of Net Assets

March 10, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of
The Gabelli Global Gold, Natural Resources & Income Trust

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of The Gabelli Global Gold, Natural Resources & Income Trust (the “Fund”) at March 10, 2005, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 21, 2005

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FINANCIAL STATEMENTS

The Gabelli Global Gold, Natural Resources & IncomeTrust
Statement of Net Assets
March 10, 2005

Assets
Cash	$100,008

Net Assets	$100,008

Net Assets Consist of:
Common shares of beneficial interest, at par value (Note 4)	$5
Additional paid-in-capital	$100,003

Net Assets	$100,008

Net Assets Value per share ($100,008/5,236 common shares of beneficial interest outstanding)	$19.10

See accompanying notes to statement of net assets.

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The Gabelli Global Gold, Natural Resources & Income Trust

Notes to Statement of Net Assets

March 10, 2005

Note 1 – Organization

The Gabelli Global Gold, Natural Resources & Income Trust (“the Fund”) is a closed-end non-diversified management investment company organized under the laws of the state of Delaware on January 4, 2005 and has had no operations to date other than matters relating to its organization under the Investment Company Act of 1940, as amended, and the sale and issuance of 5,236 of its common shares of beneficial interest (“Shares”) to Gabelli Asset Management Inc., the parent company of Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”) on March 10, 2005.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities. In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers.

Note 2 – Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Organization Expenses and Offering Costs: Organization expenses relating to the Fund have been incurred and will be absorbed by the Adviser in the amount of approximately $6,000. Upon commencement of operations, the offering costs (other than the sales load) will be borne by the Fund and its shareholders and will be accounted for as a reduction to paid-in-capital up to $0.04 per share including the Shares issued in the public offering. The Adviser has agreed to pay the Fund’s offering costs (other than the sales load) that exceed $0.04 per share.

Federal Taxes: The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, net capital gains and certain other amounts, if any, the Fund will not be subject to Federal income or excise tax.

Note 3 – Investment Adviser and Other Transactions with Affiliates

The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis, to 1.00% of the Fund’s average weekly net assets upon commencement of the Fund’s investment operations. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs and pays the compensation of all Officers of the Fund who are its affiliates and those Trustees who are also employees or officers of the Adviser or its affiliates.

The Fund will assume its portion of the allocated cost of the Gabelli Funds’ Chief Compliance Officer.

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The Gabelli Global Gold, Natural Resources & Income Trust

Notes to Statement of Net Assets

March 10, 2005

Note 4 – Fund Shares

The Fund is authorized to issue an unlimited number of Shares, par value $0.001 per share. At March 10, 2005, there were 5,236 Shares issued and outstanding.

Note 5 – Initial Public Offering

The Fund has filed a registration statement to commence a public offering of its Shares and intends to enter into an underwriting agreement with several underwriters, including Gabelli & Company, Inc., an affiliate of the Fund’s Adviser. The Adviser has agreed to pay certain fees to the underwriters in connection with the offering.

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APPENDIX A

GABELLI ASSET MANAGEMENT INC. and AFFILIATES

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.  Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of December 31, 2004, the members are:

Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC
Ivan Arteaga, Research Analyst
Caesar M. P. Bryan, Portfolio Manager
Stephen DeTore, Deputy General Counsel
Joshua Fenton, Director of Research
Peter D. Goldstein, Director of Regulatory Affairs
Douglas R. Jamieson, Chief Operating Officer of GAMCO
George Maldonado, Proxy Administrator
James E. McKee, General Counsel
Karyn M. Prylucki, Director of Proxy Voting Services
William S. Selby, Managing Director of GAMCO
Howard F. Ward, Portfolio Manager
Peter D. Zaglio, Senior Vice President

Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

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All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.  Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.  Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

— Operations
— Legal Department
— Proxy Department
— Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy

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statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers’ staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.  Voting Procedures

1.	Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

•
Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.
In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.	Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number

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Directors’ Recommendation
How GAMCO voted for the client on each issue
The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:

Security name
Type of Meeting (Annual, Special, Contest)
Date of Meeting
Name of Custodian
Name of Client
Custodian Account Number
Adviser or Fund Account Number
Directors’ recommendation
How the Adviser voted for the client on each issue
Date the proxy statement was received and by whom
Name of person posting the vote
Date and method by which the vote was cast

•
From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5.
VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.	Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7.	If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.	In the case of a proxy contest, records are maintained for each opposing entity.

9.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at ADP:

A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)	The legal proxies are given to the person attending the meeting along with the following supplemental material:

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•	A limited Power of Attorney appointing the attendee an Adviser representative.

•
A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

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Exhibit A

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of Gabelli Asset Management Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders This may include such areas as:
	—	Paying greenmail
	—	Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

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Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares
	—	Stock split
	—	Stock option or other executive compensation plan
	—	Finance growth of company/strengthen balance sheet
	—	Aid in restructuring
	—	Improve credit rating
	—	Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

  We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

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FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment
•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.